Income tax (Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances) (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2015 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
Deferred tax assets, current:
Deferred revenue			¥ 46,830	¥ 37,796
Allowance for doubtful accounts receivable, accrued expense and others not currently deductible for tax purposes			83,503	82,957
Valuation allowance	[1]		(13,412)	(9,317)
Total current deferred tax assets, net		$ 18,049	116,921	111,436
Deferred tax assets, non-current:
Tax loss carried forward			39,904	14,654
Deferred revenue			1,414	343
Impairment of investment			1,698	798
Others			251	705
Valuation allowance	[1]		(39,904)	(15,108)
Total non-current deferred tax assets, net		$ 519	3,363	1,392
Deferred tax liabilities, non-current:
Related to acquired intangible assets			¥ 16,817	¥ 26,709

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets will not be realized based on the Group's estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.